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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest reported event): June 9, 2003
                                                           ------------


                               NUWAY MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                             33-43423                           65-0159115
              --------                             --------                           ----------
  State or other jurisdiction of           Commission File Number         IRS Employer Identification No.
           incorporation


           23461 SOUTH POINTE DRIVE, SUITE 200, LAGUNA HILLS, CA 92653
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (949) 454-9011
                                 --------------
               Registrant's telephone number, including area code

                                      NONE
                                      ----
          (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

         On June 9, 2003, NuWay Medical, Inc. issued a press release indicating that its securities would be delisted from the Nasdaq SmallCap Market effective at the open of business on June 10, 2003. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.


ITEM  7.  Exhibits

(c) Exhibits

99.1                        Press Release dated June 9, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 10, 2003                NUWAY MEDICAL, INC.




                                    By: /s/ Dennis Calvert
                                    -------------------------
                                    Dennis Calvert, President



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EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated June 9, 2003



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